Exhibit 99.1 Barclay's Global Financial Services Conference September 10, 2019

Regions is well-positioned for the changing environment Strategic shift in 2017 • Anticipated changing dynamics: • Slowing economy • Declining interest rates • Normalizing credit costs • Optimization of capital levels • Our response: • Simplify & Grow continuous improvement process • Strategic hedging program • Focus on risk-adjusted returns • Becoming more efficient and generating positive operating leverage • Balance sheet optimization 2

Successful execution of strategic plan drives growth

GENERATING
Consistent Sustainable
Long-term Performance

Consumer Bank

- Total revenue increased 5%
- Expenses relatively flat
- Generated operating leverage of +5%
- Efficiency ratio improved ~300 bps

Corporate Bank

- Total revenue increased 3%
- Expenses increased 1%
- Generated operating leverage of +2%
- Efficiency ratio improved ~90 bps

Wealth Mgt

- Total revenue decreased ~1%
- Expenses decreased ~1%
- Operating leverage flat & efficiency ratio relatively unchanged
- 2Q19 NIR increased 4% QoQ and 3% YoY

Businesses continue to grow

- 2Q19 consumer checking accounts grew 1.3% YoY
- 2Q19 consumer households increased 3% YoY
- 2Q19 business households increased 1% YoY
- 2Q19 wealth management AUM increased 5% YoY

Priority growth markets

- Experiencing success in priority growth markets: Atlanta, Houston, Orlando and St. Louis
- Consumer deposits and checking accounts growing 1.5x and 1.8x faster than business avg., respectively
- Corporate revenue and loans growing 1.6x and 1.4x faster than business avg., respectively

Note: segment results represent YTD June 2019 vs. YTD June 2018.

REGIONS 3

Simplify and Grow: a continuous improvement journey

GENERATING
Consistent Sustainable
Long-term Performance

CONTINUOUS
IMPROVEMENT

Making Banking Easier
Revenue Growth
Efficiency Improvements

Key results

- Reduced staffing by ~1,900 (includes sale of Regions Insurance) since 12/31/2017
- Reduced ~1.6M square feet of occupied space since 12/31/2017
- Renegotiated 3rd-party contracts saving in excess of $36M since 12/31/2017

2018 - 2019 YTD successes

- Completed 13 of 62 Simplify and Grow initiatives
- Completed organizational simplification including spans and layers improvements
- ~2.5M calls handled by AI virtual banker in the contact center
- 18,925 consumer loan applications submitted online in 2Q19 (105% increase YoY)
- 65% of mortgage applications submitted through Mortgage Portal in 2Q19
- 58% of Direct Loans closed through eSign (rolled out December of 2018)
- Average commercial loan production up 15% YTD or $1.4M per Relationship Manager

Note: data through 2Q19.

REGIONS 4

Significant spending on new technology initiatives

GENERATING
Consistent Sustainable
Long-term Performance

2019 technology investment
(11% of 2018 revenue)

Cybersecurity & risk management

New technology investments


10%
42%
$625M
48%

System maintenance / infrastructure
- Data center
- Network
- User hardware

Strong technology in place

- Single branch platform
- New SEI wealth platform
- New nCino commercial platform
- Strong online and mobile platforms
- Hadoop data lake
- WorkDay – HR
- SalesForce CRM
- Robust cyber defenses

Investments continue

- AI and Robotics
- Voice
- Mobile
- Core systems
- Digital
- Data and analytics
- Cyber
- Personalization

Talented and innovative leadership team

- Broad range of industry experiences from banking, telecommunication, FinTech and start-up companies
- 1,671 dedicated technology professionals - 8% of workforce at year-end 2018

REGIONS 5

Focus on risk-adjusted returns

GENERATING
Consistent Sustainable
Long-term Performance

Capital Optimization

Mortgage

- Sold ~$1.3B of primarily under-performing loans in recent years

Indirect

- ~$6.4B of strategic runoff
  - Third-party originated auto runoff of ~$2.0B starting in 2016
  - Dealer Financial Services auto portfolio runoff of ~$2.4B starting in early 2019
  - GSKY unsecured consumer loans runoff of ~$2.0B starting in Dec 2019

Corporate/Commercial

- ~$95B of loan exposures have been reviewed in depth by Capital Commitments Working Group since 2016
- Continuous improvements to risk ratings & capital allocation models

Regions Insurance Group

- Sold in July 2018 resulting in ~$300M of capital redeployed to shareholders

Regions has made challenging decisions in order to optimize the balance sheet: improving capital allocation by divesting low risk-adjusted return businesses, all while making revenue enhancing investments.

Investments

Mortgage Servicing Rights

- Over the last three years ~$16B in MSR bulk purchases
- Began flow-deal arrangement in 2016, resulting in ~$2B in MSR purchases

Corporate Banking

- First Sterling, acquired in 2016, a leading national syndicator of investment funds benefiting from Low Income Housing Tax Credits

Wealth Management

- Highland Associates, acquired in 2019, a leading institutional investment firm to NFP healthcare entities and mission-based orgs.

Talent and Technology

- Expansion in priority growth markets
- Corporate bankers, MLOs, Wealth Advisors
- System enhancements and new technology
- Data and analytics

REGIONS 6

Deposit advantage

GENERATING
Consistent Sustainable
Long-term Performance

Avg stable retail deposits / total retail funding[1]



RF 77%
Peer #1 74%
Peer #2 68%
Peer #3 67%
Peer #4 63%
Peer #5 62%
Peer #6 59%
Peer #7 56%
Peer #8 55%
Peer #9 55%

2Q19 Avg NIB deposits to total deposits[2]



Peer #1 48%
Peer #2 42%
RF 36%
Peer #3 35%
Peer #4 33%
Peer #5 33%
Peer #6 29%
Peer #7 26%
Peer #8 26%
Peer #9 25%
Peer #10 25%
Peer #11 25%
Peer #12 24%
Peer #13 23%
Peer #14 21%

Deposit characteristics provide a funding advantage

- Retail deposits represent 69% of total deposits
- Highest proportion of stable retail deposits among peers that disclose LCR characteristics
- Favorable mix of low cost products - 36% non-interest bearing vs 26% peer median
- Over 60% of consumer deposits held by customers who have banked at Regions for over 10 years
- Over 90% of consumer checking households include a high quality or primary checking account[3]
- Over 55% of consumer checking customers utilize multiple channels and over 75% of all interactions are digital

Continuous account and relationship growth through new client acquisition, rather than growth in existing account size.

(1) Source: Peer LCR disclosures; peers include BBT, CFG, FITB, HBAN, KEY, MTB, PNC, STI, USB. (2) Source: SNL Financial; peers include BBT, CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, STI, USB, ZION. (3) High quality and primary account estimates are based on multiple individual account behaviors and activities (e.g. balances and transaction levels).

REGIONS 7

Deposit advantage (continued) Total deposit costs(1) 2019 total deposit costs Peer #14 100 bps 0.54 Peer #13 99 bps 0.53 Deposit costs Peer #12 98 bps 0.52 peaked in May Peer #11 88 bps Peer #10 86 bps 0.48 Peer #9 82 bps 0.49 Peer #8 78 bps Peer #7 76 bps 0.43 Peer #6 74 bps Peer #5 68 bps n b r r y n l g t a e a p a u Ju u p Peer #4 67 bps J F M A M J A Se Peer #3 54 bps RF 53 bps Peer #2 49 bps Peer #1 49 bps • Regions' deposit costs among the lowest in the • Deposit costs peaked in May industry; 53 bps vs 77 bps peer median • Expect falling rate beta reversion to be similar to • 29% cumulative interest-bearing deposit beta what was experienced under rising rates(3) during the rising rate cycle(2) compared to peer median of 35% (1) Source: SNL Financial, peers include BBT, CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, STI, USB, and ZION. (2) Rising rate cycle - 3Q15 - 2Q19. (3) Assumes gradual reduction in rates by the FOMC (2, 25 bps cuts in 3Q19). 8

Proactive hedging strategy reduces sensitivity over time

GENERATING
Consistent Sustainable
Long-term Performance

Notional cash flow derivatives designated for hedging[1] and gradual -100bps shock vs. 6/30/2019 market forwards



($ in billions)
-3.0%
-2.0%
-1.4%
-1.1%
-0.9%
-0.8%
-0.7%
-0.7%
$5
$5.75
$6.25
$15.00
$16.50
$18.25
$18.50
$19.50
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
Legacy swaps
Fwd starting swaps
Fwd starting floors
Gradual -100bps shock(3)
(Terminal rates in -100bps shock vs. 6/30/19 forwards: Fed Funds=0.50%; 10yr UST=1.15%)

Cash-Flow Hedge	Notional	Fixed Rate/Strike[2]	Inclusive of deferred G/L[4]
Fwd Starting Swaps[1]	$7.75B	2.48%	
Fwd Starting Floors[1]	$6.75B	2.08%	
Legacy Swaps	$5.00B	1.49%	1.73%

- Comprehensive hedging strategy commenced 1Q18; program now largely complete
- Forward starting hedges begin 3Q19 with ~80% of total hedges active by 1/1/20; incremental notional increase 1Q20 and 2Q20 become active the first day of each quarter
- Forward starting hedges mature ~5 years from start dates
- Hedging will stabilize interest rate sensitivity profile in 2020 and beyond

(1) Average start date for forward starting swaps and floors is 1Q20. (2) Weighted average strike price for forward starting floors excludes premiums paid. (3) Estimated annual impact on NII from gradual parallel -100bps shocks as disclosed in Regions' 2Q19 earnings presentation. Actual amounts may be revised as those modeled outputs are finalized. Forward in time sensitivity metrics calculated as current sensitivity plus completed incremental hedges and expected balance sheet remixing. (4) Avg. receive fixed rate including amortization of deferred gains (losses) from terminated cash flow hedges.

REGIONS

9

Significant down-side market rate protection Securities & hedges(1) as a % of Change in AOCI/earnings assets: (2) earning assets(2) 2Q19 vs 4Q18 50% 100 40% 80 s Peer Median 26.0% t e 30% 60 Peer Median 41bps s s s p A 40 20% B f o 10% 20% 0% 0 -20 F 3 2 4 7 9 1 5 8 6 -10% 2 1 3 0 F 1 2 3 4 5 6 7 8 9 0 1 2 3 R 1 1 1 1 r r r r r r r r r R 1 1 1 1 r r r r r r r r r e e e e e e e e e r r r r e e e e e e e e e r r r r e e e e e e e e e e e e e e e e e e e e e e e e e e P P P P P P P P P e e e e P P P P P P P P P e e e e P P P P P P P P Securities Cash Flow Hedges Change in Hedge AOCI/earnings assets Change in Securities AOCI/earnings assets • Regions ranks among the highest of fixed rate • Regions has longer duration hedging, evidenced by a asset protection larger increase in market value in 2019 • Hedging protects core deposit advantage ◦ Cash flow hedges ~ 5yr duration ◦ Securities portfolio ~ 3.5 yr duration • Longer duration insulates Regions’ earnings if rates stay lower for longer (1) Forward hedges excluded for particular banks where forward starting hedges replace current notional and are not additive to protection amount. (2) Source: SNL Financial, SEC Reporting; Peers include BBT, CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, STI, ZION. 10

Focused on earnings stability through the cycle

GENERATING
Consistent Sustainable
Long-term Performance

NII[1] and NIM

($ in millions)



$938
$961
$956
3.49%
3.53%
3.45%
2Q18
1Q19
2Q19

- Based on 8/30/2019 market forward rates[2], expect NIM ~3.40% in 4Q19, expanding to low-to-mid 3.40's in 1Q20 as forward starting hedges begin; full-year 2019 NII would be up modestly
- NII, NIM and overall profitability recently supported by balance sheet optimization strategies
  - Securities portfolio repositioning[3]
  - Prudent deposit management
  - Reduced reliance on wholesale funding

-100bps parallel, gradual rate shock

(12 month NII change as of 6/30/2019)



RF (current)
RF (w/hedges)
Peer Median (4)
-3%
~-1%
-2.5%

- Focused on earnings stability through the cycle
  - Forward hedges expected to reduce asset sensitivity in 1Q20
  - Fixed rate lending exposure in-line with peers (~43% excluding hedges)[5]
  - MBS selection reduces premium amortization risk
  - Premium amortization is expected to be low/ mid $30M per quarter with 1.50% 10 yr UST

(1) Net interest income and other financing income on a fully taxable equivalent basis. (2) Includes roughly three 25 bps Fed Funds rate reductions from their peak by year-end 2019. (3) Reduced securities portfolio book balance in 2Q19 by $1.5B through maturities and sales; repositioned another ~$2.8B improving portfolio yield run rate ~8bps; focus on improving performance in declining rate environment. (4) Source: SEC reporting; peers include BBT, CFG, FHN, FITB, HBAN, HWC, MTB, PNC, STI, ZION (5) Source: SEC Reporting, call report data for loan repricing within 1 year; peers include BBT, CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, STI, ZION.

REGIONS 11

Balance sheet profile
(as of June 30, 2019)

GENERATING
Consistent Sustainable
Long-term Performance

- Naturally asset sensitive balance sheet, supported by a large, stable deposit base
- Going forward, sensitivity levels are expected to stabilize
  - Business mix and deposit repricing
  - Balance sheet hedging initiatives
- Expect fixed loan mix to increase to mid-60% range in falling rate environment once balance sheet hedging concludes and forward hedges begin
- A portion of asset sensitivity is driven by future repricing of fixed rate assets[3] from core business activities in the coming year
  - ~$9B fixed rate loans repricing
  - ~$4B fixed rate securities reinvested
- A portion of asset sensitivity is driven by securities premium amortization
  - expected to be in the low/mid-$30M per quarter range at 1.50% 10yr UST

Portfolio compositions



Assets
Other 16%
Securities 19%
$128B
Loans 65%
Liabilities
Deposits 86%
$111B
Borrowings 12%
Other 2%
Loans(1)(2)
Fixed 50%
$84B
Floating 50%
Deposits
Time 9%
Non-Interest Bearing Checking 36%
$95B
IB Checking, Money Market & Savings 55%
Wholesale Borrowings(1)
Fixed 12%
$13B
Floating 88%

Floating exposure to falling rates - current book



Assets
Liabilities
Total
-$42.1B
$14.5B
$21.1B
$11.8B
$5.4B
Assets(1)(4) Contractual
Hedges Forward Start
Deposits(5) 35% Beta
Borrowings(1)(4) Contractual
Net Exposure Roughly Neutral

(1) Including spot starting balance sheet hedges - receive fixed loan swaps & receive fixed debt swaps; deferred start loans swaps not reflected in current exposure.
(2) ARM mortgage loans are included as floating rate loans. (3) Fixed rate loan exposure in line with peer median. (4) 67% of floating assets are tied to 1m LIBOR, 4% to 3m LIBOR, 27% to FF/prime; 84% of borrowings are tied to 1m LIBOR, 16% to 3m LIBOR. (5) Primarily management priced.

REGIONS 12

Current loan reinvestment exposure in-line with peers (excluding hedging) 100% 33% 80% 45% 48% 49% 50% 53% 53% 54% 57% 59% 61% 63% 66% 60% Peer median 47% fixed 93% 40% 67% 55% 52% 51% 50% 47% 47% 20% 46% 43% 41% 39% 37% 34% 7% 0% F 0 1 2 3 1 2 3 4 5 6 7 8 9 R 1 1 1 1 r r r r r r r r r e e e e e e e e e r r r r e e e e e e e e e e e e e P P P P P P P P P e e e e P P P P % Fixed % Variable • A portion of asset sensitivity is driven by future repricing of fixed rate assets from core business activities in the coming year ◦ ~$9B fixed rate loan production over the next 12 months ◦ ~$4B fixed rate securities reinvested over the next 12 months • Exposure to fixed rate loans in-line with peers (~43% fixed excluding hedges) Source: SEC reporting, call report data for loan repricing within 1 year; peers include BBT, CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, STI, ZION. 13

Securities portfolio (as of June 30, 2019) • Portfolio is managed within the construct of the overall balance sheet and risk management process (1) Securities portfolio composition • Expected to perform well in a variety of economic environments • Supports regulatory and market/liquidity objectives Agency/UST 1% Corporate Bonds 5% • Purchase MBS securities with loan characteristics Non-agency CMBS 3% that offer prepayment protection while preserving upside in rising rate scenario • Purchase MBS securities with call protection Agency CMBS 18% in the form of lower loan balances, seasoning, and state-specific geographic concentrations $24.1B • Premium amortization is expected to be low/ mid $30M per quarter with 1.50% 10yr UST • Supplement MBS with bullet-like assets such as Agency & Non-Agency CMBS and Investment Grade Agency MBS 73% Corporate Bonds • ~3.5yr duration with relatively modest extension risk from current levels (1) Includes both AFS and HTM securities. 14

Diversification through comprehensive concentration framework Industry Concentrations Geographic Concentrations • Risk Appetite driven approach • Market scorecards are product Concentration Risk Framework specific • Multi-tiered hierarchy e.g., Consumer vs. Investor Real Estate 9 sectors, 24 industries, 96 sub-industries • Concentration limits at state and • Dynamic limits tied to capital metro levels • Emerging risk research drives • Market and product trends drive origination strategy origination strategies Product Concentrations Single-Name Concentrations • Examples: Investor Real Estate, • Risk-based limits define direct and Technology, Defense, Utilities total exposure Sub-limits constrain highest risk segments Limited hold limit exceptions • Specialized bankers, underwriters • 2Q19 outstanding balances of top and credit professionals 20 relationships < 11% of TCE • Large exposures have strong credit profile 15

Select portfolios (outstanding balances as of June 30, 2019) Leveraged(1) balances by industry SNC balances by industry Information 18% Financial Manufacturing Services 10% 14% Energy 10% Professional 10% 18% Services 12% 23% Manufacturing 10% 9% Restaurant & Accommodations Wholesale 7% (2)(3) 10% 45% $20.9B 9% 6% $5.8B 14% Retail 7% Wholesale 10% 7% 7% Information 6% 12% Financial Services 10% 7% 7% 10% 6% 6% Healthcare 6% Retail Trade 6% Other 45% (Portfolios <6% Other 23% of total) (Portfolios <6% of total) (1) Regions defines leveraged lending as: commitment >$10M; leverage >3x senior debt, 4x total debt; purpose test secondary to leverage test; includes investment grade & non-investment grade loans. (2) Approximately 80% of leveraged loans outstanding are also SNCs. (3) Using Moody's 2018 Regional Bank Survey definition for leveraged lending, Regions' outstanding balance at 6/30/2019 would be approximately $2.3 billion. 16

Evolving near-term expectations 2019 Expectations Category FY 2019 Expectations Adjusted average loan growth (from adjusted 2018 of $77,667 million)(1) Low to mid-single digits Adjusted total revenue growth (from adjusted 2018 of $5,745 million)(1)(2) ~2% Adjusted non-interest expense (from adjusted 2018 of $3,434 million)(1)(3) Stable to down slightly Net charge-offs / average loans 40 - 50 bps Effective Tax Rate 20% - 22% Expect to generate adjusted positive operating leverage(1) 2019 base case assumes the August 30, 2019 market forward interest rate curve (includes roughly two additional Fed Funds rate reductions of 25bps in 2019), and a 10yr UST rate of ~1.50% (1) Non-GAAP reconciliations for the 2018 adjusted amounts are provided in Regions' Form 8-K dated February 27, 2019. Reconciliations associated with forward- looking non-GAAP measures are expected to be consistent with historical non-GAAP reconciliations. (2) FY 2019 expectation was revised in Sept 2019. (3) FY 2019 expectation was revised in 2Q19. 17

Forward-looking statements Forward-Looking Statements This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors. • The effect of changes in tax laws, including the effect of any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are. • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue. • Our inability to keep pace with technological changes could result in losing business to competitors. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self- regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us. • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses. 18

Forward-looking statements continued • The success of our marketing efforts in attracting and retaining customers. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively. • Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. • Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation. • Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives. • Possible cessation or market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets. • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses. • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to shareholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect. • Other risks identified from time to time in reports that we file with the SEC. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC. The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551. 19

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